U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report: February 1, 2006


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                            5201 Blue Lagoon Drive
                                   8th Floor
                             Miami, Florida 33126
                        _______________________________
                   (Address of Principal Executive Offices)


                                 305.629.3090
                             ____________________
                          (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written  communications pursuant to Rule 425 under the  Securities  Act
	(17 CFR 230.425)
[   ]   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
	CFR 240.14a-12)
[   ]   Pre-commencement  communications pursuant to Rule  14d-2(b)  under  the
	Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement  communications pursuant to Rule  13e-4(c)  under  the
	Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

      On April 1, 2005, Transax International Limited, a Colorado corporation (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Scott and Heather Grimes, Joint Tenants - with Rights of Survivorship (the "Investor"). Pursuant to the Securities Purchase Agreement, the Company issued convertible debentures to the Investor in the original principal amount of $250,000 (the "Debentures"). The Debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of: (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the Company's common stock for the five (5) trading days immediately preceding the conversion date. The Debentures have a two (2) year term and accrue interest at 5% per year. At maturity, the Debentures will automatically convert into shares of common stock at a conversion price equal to the lower of: (i) 120% of the closing bid price of the Company's common stock on the date of the Debentures or (ii) 80% of the lowest closing bid price of the common stock for five (5) trading days immediately preceding the conversion date.

      On February 1, 2006, the Company and the Investor mutually agreed to extend the term of the Debentures until December 1, 2007. In addition, the Company issued a warrant (the "Warrant") to purchase 400,000 shares of the Company's common stock. The Warrant has a term of two (2) years and is exercisable at $0.20 per share. The Company agreed to register 3,571,429 shares of its common stock underlying the conversion of the Debentures and the exercise of the Warrant not later than thirty (30) days after the Company files its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.


ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

      See Item 1.01 above.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)                     Not applicable.

      (b)                     Not applicable.

      (c)                Exhibit No. Description:


EXHIBIT         DESCRIPTION                    		LOCATION

Exhibit 99.1	Warrant, dated February 1, 2006		Provided herewith

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:         FEBRUARY 21, 2006		      TRANSAX INTERNATIONAL LIMITED


                                              By:      /s/ Stephen Walters
                                              Name:        Stephen Walters
                                              Title:   	   President, Chief
						           Executive Officer
						           and Director